UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2014

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 30, 2014, ARI Network Services, Inc. (the “Company”) acquired substantially all of the assets of Tire Company Solutions, LLC (“TCS”) pursuant to the terms of an Asset Purchase Agreement dated as of September 30, 2014 by and among the Company, TCS, Barry Reese and Kenny Pratt (the “Purchase Agreement”).  In connection with the closing of the Company’s acquisition of the assets pursuant to the Purchase Agreement, the Company has prepared an Investor FAQ, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.  Other Events.

The press release issued by the Company on October 1, 2014 announcing the Company’s acquisition of substantially all of the assets of TCS is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

 (d)Exhibits

Exhibit No.Description

99.1Investor FAQ

99.2Press Release issued on October 1, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 2, 2014ARI NETWORK SERVICES, INC.

By:  /s/William A. Nurthen

William A. Nurthen

  Vice President, Chief Financial Officer and

  Secretary

EXHIBIT INDEX

Exhibit No.Description

99.1Investor FAQ

99.2Press Release issued on October 1, 2014

12260691.2